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Exhibit 10.26

          Split Dollar Insurance Agreement between the Company and Brenton Life Insurance Trust for the benefit of
          C. Robert Brenton, dated August 12, 1994. This Split Dollar Insurance Agreement is incorporated by reference from Form 10-K of Brenton Banks, Inc., for the year ended December 31, 1994.
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